UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

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Shenzhen Yidian Double Way of Innovation Culture Media Corp.

(Exact name of Company as specified in its charter)

Borneo Industrial Fishery Corp Inc.

(Former Name of the Company)

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Nevada	000-54539	27-1179591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-20 38th Avenue, #3G

Flushing, NY 11354

(Address of principal executive offices) (Zip Code)

718-395-8285

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDEMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On April 26, 2017, the Company filed an Issuer Company-Related Action Notification Form with FINRA requesting name change be effected in the market. The Company also requested that its ticker symbol be changed to “SYDW”. Such notification form is being reviewed by FINRA.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3(i) Amendment to the Company’s Articles of Incorporation filed on March 20, 2017 with the Nevada Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2017

Borneo Industrial Fishery Corp Inc.

By: /s/ Yung Kong Chin
Chin Yung Kong
Chief Executive Officer